                                                                    Exhibit 10.2

                            SPECTRUMEDIX CORPORATION
                           NON-QUALIFIED STOCK OPTION
                           --------------------------

          THIS STOCK OPTION (this "option") is granted as of January 13, 2000 (the "Grant Date") by SPECTRUMEDIX CORPORATION (the "Corporation") to JOSEPH K. ADLERSTEIN ("Optionee").

                                    RECITALS
                                    --------

A. The Board has determined that it is in the best interests of the Corporation to grant to Optionee the non-qualified stock options documented herein in order to reward Optionee for his past performance and in order to provide proper incentives to Optionee.

B. All capitalized terms in this option shall have the meaning assigned to them in the attached Appendix.

          NOW, THEREFORE, it is hereby agreed as follows:

1.  Grant of Option.  Subject to the terms and conditions hereinafter set forth,
    ---------------
the Corporation, with the approval of the Board, hereby grants to Optionee, as of the Grant Date, an option to purchase up to 100,000 Option Shares at the purchase price of $0.125 per share (the "Exercise Price"). This option is a Non-Statutory Option.

2.  Option Term.  This option shall have a maximum term of ten (10) years
    -----------
measured from the Grant Date and shall accordingly expire at the close of business on January 13, 2010 (the "Expiration Date"), unless sooner terminated in accordance with Paragraph 5 or 6.

3.  Limited Transferability.  This option shall be neither transferable nor
    -----------------------
assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee. Notwithstanding the foregoing, this option may, in connection with Optionee's estate plan, be assigned in whole or in part during Optionee's lifetime to one or more members of Optionee's immediate family or to a trust established exclusively for Optionee and/or one or more such family members. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Corporation may deem appropriate.

4.  Dates of Exercise.  This option shall be exercisable with respect to 33,333
    -----------------
Option Shares upon the first sale or lease by the Company of a high-speed DNA sequencer (the "DNA Sequencer"). This option shall become exercisable with respect to an additional 33,333 Option Shares immediately after the Company's revenues from the sale or lease of DNA Sequencers equal $1,000,000. This option shall become exercisable with respect to the remaining 33,334 Option Shares immediately after the Company's revenues from the sale or lease of DNA Sequencers equal $3,400,000. This option shall terminate on December 31, 2000 with respect to any Option Shares for which it is not exercisable by such date.

5.  Cessation of Service.  The option term specified in Paragraph 2 shall
    --------------------
terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

(a) Should Optionee cease to remain in Service for any reason (other than death, Disability or Misconduct) while this option is outstanding, then Optionee shall have a period of three (3) months (commencing with the date of such cessation of Service) during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date.

(b) If Optionee dies while this option is outstanding, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise this option. Such right shall lapse, and this option shall cease to be outstanding, upon the earlier of (i) the expiration of the twelve (12) month period measured from the date of Optionee's death or (ii) the Expiration Date.

(c) Should Optionee cease Service by reason of Disability while this option is outstanding, then Optionee shall have a period of twelve (12) months (commencing with the date of such cessation of Service) during which to exercise this option. In no event shall this option be exercisable at any time after the Expiration Date.

(d) During the limited period of post-Service exercisability, this option may not be exercised in the aggregate for more than the number of vested Option Shares for which the option is exercisable at the time of Optionee's cessation of Service. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any vested Option Shares for which the option has not been exercised. However, this option shall, immediately upon Optionee's cessation of Service for any reason, terminate and cease to be outstanding with respect to any Option Shares in which Optionee is not otherwise at that time vested or for which this option is not otherwise at that time exercisable.

(e) Should Optionee's Service be terminated for Misconduct, then this option shall terminate immediately and cease to remain outstanding.

6.  Special Acceleration of Option.
    ------------------------------

(a) This option, to the extent outstanding at the time of a Corporate Transaction but not otherwise fully exercisable, shall automatically accelerate so that this option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all of the Option Shares at the time subject to this option and may be exercised for any or all of those Option Shares as fully-vested shares of Common Stock. No such acceleration of this option, however, shall occur if and to the extent: (i) this option is, in connection with the Corporate Transaction, to be assumed by the successor corporation (or parent thereof) or (ii) this option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Corporate Transaction on the Option Shares for which this option is not otherwise at that time exercisable (the excess of the Fair Market Value of those Option Shares over the aggregate Exercise Price payable for such shares) and provides for subsequent pay-out in accordance with the same Exercise Schedule in effect for those Option Shares.

(b) Immediately following the Corporate Transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) in connection with the Corporate Transaction.

(c) If this option is assumed in connection with a Corporate Transaction, then this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same.

(d) This option may also be subject to acceleration in whole or in part in accordance with the terms of any special Addendum attached to this option.

(e) This option shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

7.  Adjustment in Option Shares.  Should any change be made to the Common Stock
    ---------------------------
by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

8.  Stockholder Rights.  The holder of this option shall not have any
    ------------------
stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the Option Shares.

9.  Manner of Exercising Option.
    ---------------------------

(a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

     (i) Pay the aggregate Exercise Price for the Option Shares in one or more of the following forms:

(A)  cash or check made payable to the Corporation; or

(B) a promissory note payable to the Corporation, but only to the extent authorized by the Corporation in accordance with Paragraph 13.

(C) in shares of Common Stock held by Optionee (or any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

(D) through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

          Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Notice of Exercise delivered to the Corporation in connection with the option exercise.

               Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

               Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state and local income and employment tax withholding requirements applicable to the option exercise.

(b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

(c)  In no event may this option be exercised for fractional shares.

10.  Compliance with Laws and Regulations.
     ------------------------------------

(a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common

     Stock may be listed for trading at the time of such exercise and issuance.

(b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Option Shares pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Option Shares as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

11.  Successors and Assigns.  Except to the extent otherwise provided in
     ----------------------
Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns and the legal representatives, heirs and legatees of Optionee's estate.

12.  Notices.  Any notice required to be given or delivered to the Corporation
     -------
under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at 112 81st Street, Kew Gardens, New York. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

13.  Financing.  The Corporation may, in its absolute discretion and without any
     ---------
obligation to do so, permit Optionee to pay the Exercise Price for the purchased Option Shares by delivering a full-recourse promissory note payable to the Corporation. The terms of any such promissory note (including the interest rate, the requirements for collateral and the terms of repayment) shall be established by the Corporation in its sole discretion.

14.  Governing Law.  THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS
     -------------
AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS PRINCIPLES OF CONFLICTS OF LAWS.

                              SPECTRUMEDIX CORPORATION


                              By:   /s/ Joseph K. Adlerstein
                                  --------------------------
                                 Name:  Joseph K. Adlerstein
                                 Title:  Chief Executive Officer

                                   EXHIBIT I

                               NOTICE OF EXERCISE



          I hereby notify SpectruMedix Corporation, (the "Corporation") that I elect to purchase __________ shares of the Corporation's Common Stock (the "Purchased Shares") at the option exercise price of $0.125 per share (the "Exercise Price") pursuant to that certain option (the "Option") granted to me on January 13, 2000.

          Concurrently with the delivery of this Exercise Notice to the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation (or other documents) evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise.


___________, 2000
Date


                              ________________________
                              Optionee

                     Address: ________________________
                              ________________________



Print name in exact manner
it is to appear on the stock
certificate:                  ___________________________

Address to which certificate
is to be sent, if different
from address above:           ___________________________
                              ___________________________

Social Security Number:
                              ___________________________

                                    APPENDIX
                                    --------


     The following definitions shall be in effect under the Agreement:

A.  Board shall mean the Corporation's Board of Directors.
    -----

B.  Code shall mean the Internal Revenue Code of 1986, as amended.
    ----

C.  Common Stock shall mean the Corporation's common stock.
    ------------

D.  Corporate Transaction shall mean either of the following stockholder-
    ---------------------
    approved transactions to which the Corporation is a party:

               (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

               (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

E.  Corporation shall mean SpectruMedix Corporation, a Delaware corporation, and
    -----------
    any successor corporation which assumes the Plan and the outstanding options thereunder, including the option evidenced by this Agreement.

F.  Disability or Disabled shall mean the inability of the Optionee to engage in
    ----------------------
    any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

G.  Employee shall mean an individual who is in the employ of the Corporation
    --------
    (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

H.  Exercise Date shall mean the date on which the option shall have been
    -------------
    exercised in accordance with Paragraph 9 of the Agreement.

I.  Exercise Price shall mean the exercise price per share as specified in
    --------------
    Section 1 of the option.

J.  Exercise Schedule shall mean the schedule specified in Section 4 of the
    -----------------
    option pursuant to which the option is to become exercisable for the Option Shares in a series of installments over Optionee's period of Service.

K.  Expiration Date shall mean the date on which the option expires as specified
    ---------------
    in Section 2 of the option.

L.  Fair Market Value per share of Common Stock on any relevant date shall be
    -----------------
    determined in accordance with the following provisions:

               (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Corporation to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               (iii) If the Fair Market Value of Common Stock is not determinable pursuant to subparagraph (i) or (ii) of this provision, then the Fair Market Value shall be determined by the Board, after taking into account such factors as it shall deem appropriate.

M.  Grant Date shall mean the date of grant of the option as specified in the
    ----------
    option.

N.  Misconduct shall mean the commission of any act of fraud, embezzlement or
    ----------
    dishonesty by Optionee, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of Optionee or any other person in the Service of the Corporation (or any Parent or Subsidiary).

O.  1934 Act shall mean the Securities Exchange Act of 1934, as amended.
    --------

P.  Non-Statutory Option shall mean an option not intended to satisfy the
    --------------------
    requirements of Code Section 422.

Q.  Notice of Exercise shall mean the notice of exercise in the form attached
    ------------------
    hereto as Exhibit I.

R.  Option Shares shall mean the number of shares of Common Stock subject to the
    -------------
    option as specified in Section 1 of the option.

S.  Optionee shall mean the person to whom the option is granted as specified in
    --------
    the Grant Notice.

T.  Parent shall mean any corporation (other than the Corporation) in an
    ------
    unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

U.  Service shall mean the Optionee's performance of services for the
    -------
    Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor.

V.  Stock Exchange shall mean the American Stock Exchange or the New York Stock
    --------------
    Exchange.

W.  Subsidiary shall mean any corporation (other than the Corporation) in an
    ----------
    unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.